MARATHON PATENT GROUP, INC. AND SUBSIDIARIES

PRO FORMA COMBINED FINANCIAL INFORMATION

(UNAUDITED)

MARATHON PATENT GROUP, INC. AND SUBSIDIARIES

MARATHON PATENT GROUP, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA COMBINED BALANCE SHEET

	Marathon Patent Group, Inc.
	and Subsidiaries	CyberFone Systems, LLC
	March 31, 2013	March 31, 2013		Pro Forma Adjustments			Pro Forma
	Historical	Historical		Dr		Cr.	Balances
	(Unaudited)	(Unaudited)					(Unaudited)
ASSETS
CURRENT ASSETS:
Cash	$2,916,476	$2,390,207		$-	(1)	$2,890,207	$2,416,476
Accounts receivable - current portion	-	690,000		-	(1)	690,000	-
Marketable securities - available for sale securities	6,250	-		-		-	6,250
Prepaid expenses	30,666	-		-		-	30,666
Assets of discontinued operations - current portion	53,395	-		-		-	53,395

Total Current Assets	3,006,787	3,080,207		-		3,580,207	2,506,787

Goodwill	-	-	(1)	2,114,735		-	2,114,735
Accounts receivable - long term portion	-	180,000		-	(1)	180,000	-
Property and equipment, net	9,722	-		-		-	9,722
Intangible assets, net	474,605	1,165,265		-		-	1,639,870
Assets of discontinued operations - long term portion	230,088	-		-		-	230,088

Total Assets	$3,721,202	$4,425,472		$2,114,735		$3,760,207	$6,501,202

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable and accrued expenses	$153,169	$319,774	(1)	$319,774		$-	$153,169
Liabilities of discontinued operations	30,664	-		-		-	30,664
Note payable	-	-		-	(1)	500,000	500,000

Total Liabilities	183,833	319,774		319,774		500,000	683,833

Commitments and Contingencies

STOCKHOLDERS' EQUITY:

Preferred stock, $.0001 par value, 50,000,000 shares
authorized: none issued and outstanding	-	-		-		-	-
Common stock, ($.0001 par value; 200,000,000 shares authorized;
45,546,345 shares issued and outstanding prior to acquisition; 51,546,345 shares
issued and outstanding after the acquisition)	4,555	-		-	(1)	600	5,155
Additional paid-in capital	11,192,230	-		-	(1)	2,279,400	13,471,630
Accumulated other comprehensive income - marketable securities available for sale	(6,250)	-		-		-	(6,250)
Retained earnings (accumulated deficit)	(7,642,670)	4,105,698	(1)	4,105,698		-	(7,642,670)

Total Marathon Patent Group, Inc. equity	3,547,865	4,105,698		4,105,698		2,280,000	5,827,865

Non-Controlling Interest in Subsidiary	(10,496)	-		-		-	(10,496)

Total Stockholders' Equity	3,537,369	4,105,698		4,105,698		2,280,000	5,817,369

Total Liabilities and Stockholders' Equity	$3,721,202	$4,425,472		$4,425,472		$2,780,000	$6,501,202

See accompanying notes to unaudited pro forma combined financial information.

MARATHON PATENT GROUP, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

	Marathon Patent Group, Inc.
	and Subsidiaries	CyberFone Systems, LLC

	For the Three Months	For the Three Months
	Ended March 31,	Ended March 31,
	2013	2013	Pro Forma Adjustments		Pro Forma
			Dr	Cr.	Balances
	(Unaudited)	(Unaudited)			(Unaudited)

Net revenues	$-	$5,900,000	$-	$-	$5,900,000

Operating Expenses:
Cost of revenues	-	3,032,681	-	-	3,032,681
Compensation and related taxes	426,675	-	-	-	426,675
Consulting fees	45,224	-	-	-	45,224
Professional fees	158,472	-	-	-	158,472
General and administrative expenses	84,006	1,626	-	-	85,632

Total Operating Expenses	714,377	3,034,307	-	-	3,748,684

Loss from Operations	(714,377)	2,865,693	-	-	2,151,316

Other Income (Expense)
Interest income	291	-	-	-	291
Interest expense	(230)	-	-	-	(230)

Total Other (Expense) - net	61	-	-	-	61

Loss from continuing operations before provision for income taxes	(714,316)	2,865,693	-	-	2,151,377

Provision for income taxes	-	-	-	-	-

Loss from continuing operations	(714,316)	2,865,693	-	-	2,151,377

Discontinued operations:
Gain (loss) from discontinued operations, net of tax	108,780	-	-	-	108,780

Net loss	(605,536)	2,865,693	-	-	2,260,157

Less: Net loss attributable to non-controlling interest	-	-	-	-	-

Net loss attributable to Marathon Patent Group, Inc.	$(605,536)	$2,865,693	$-	$-	$2,260,157

Loss per common share, basic and diluted:
Loss from continuing operations	$(0.02)				$0.05
Loss from discontinued operations	0.00				0.00
	$(0.02)				$0.05

Weighted average shares outstanding:
Basic and Diluted	45,546,345				45,546,345

See accompanying notes to unaudited pro forma combined financial statements.

MARATHON PATENT GROUP, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

	Marathon Patent Group, Inc.
	and Subsidiaries	CyberFone Systems, LLC

	For the Year	For the Year
	Ended December 31,	Ended December 31,
	2012	2012	Pro Forma Adjustments		Pro Forma
			Dr	Cr.	Balances
	(Unaudited)	(Unaudited)			(Unaudited)

Net revenues	$-	$8,184,950	$-	$-	$8,184,950

Operating Expenses:
Cost of revenues	-	5,006,426	-	-	5,006,426
Compensation and related taxes	2,676,462	-	-	-	2,676,462
Consulting fees	2,042,144	-	-	-	2,042,144
Professional fees	510,112	-	-	-	510,112
General and administrative expenses	312,244	13,786	-	-	326,030

Total Operating Expenses	5,540,962	5,020,212	-	-	10,561,174

Loss from Operations	(5,540,962)	3,164,738	-	-	(2,376,224)

Other Income (Expense)
Other income	125,000	-			125,000
Realized loss other than temporary decline - available for sale	(112,500)	-			(112,500)
Interest income	978	-	-	-	978
Interest expense	(153)	-	-	-	(153)

Total Other (Expense) - net	13,325	-	-	-	13,325

Loss from continuing operations before provision for income taxes	(5,527,637)	3,164,738	-	-	(2,362,899)

Provision for income taxes	-	-	-	-	-

Loss from continuing operations	(5,527,637)	3,164,738	-	-	(2,362,899)

Discontinued operations:
Gain (loss) from discontinued operations, net of tax	(1,410,671)	-	-	-	(1,410,671)

Net loss	(6,938,308)	3,164,738	-	-	(3,773,570)

Less: Net loss attributable to non-controlling interest	10,496	-	-	-	10,496

Net loss attributable to Marathon Patent Group, Inc.	$(6,927,812)	$3,164,738	$-	$-	$(3,763,074)

Loss per common share, basic and diluted:
Loss from continuing operations	$(0.15)				$(0.07)
Loss from discontinued operations	(0.04)				(0.04)
	$(0.19)				$(0.11)

Weighted average shares outstanding:
Basic and Diluted	36,238,712				36,238,712

See accompanying notes to unaudited pro forma combined financial statements.

MARATHON PATENT GROUP, INC. AND SUBSIDIARIES
Notes to Unaudited Pro Forma Combined Financial Information

The following unaudited pro forma combined financial information is presented to illustrate the estimated effects of our acquisition of CyberFone Systems, LLC (“CyberFone Systems”). On April 22, 2013, CyberFone Acquisition Corp. (“Acquisition Corp.”), a Texas corporation and newly formed wholly owned subsidiary of the Company entered into a merger agreement (the “Agreement”) with CyberFone Systems, TechDev Holdings LLC (“TechDev”) and The Spangenberg Family Foundation for the Benefit of Children’s Healthcare and Education (“Spangenberg Foundation”).  TechDev and Spangenberg Foundation owned 100% of the membership interests of CyberFone Systems (collectively, the “CyberFone Sellers”).

Pursuant to the terms of the Merger Agreement, CyberFone Systems merged with and into Acquisition Corp with CyberFone Systems surviving the merger as the wholly owned subsidiary of the Company (the “Merger”). In connection with the merger, the Company (i) issued 6,000,000 shares of common stock to the CyberFone Sellers (the “Merger Shares”), (ii) paid the CyberFone Sellers $500,000 cash and (iii) issued a $500,000 promissory note to TechDev (the “Note”).  The Note is non-interest bearing and becomes due June 22, 2013, subject to acceleration in the event of default.  The Company may prepay the Note at any time without premium or penalty. On June 21, 2013, we paid $500,000 to TechDev in satisfaction of the note. The transaction resulted in a business combination and caused CyberFone Systems to become a wholly-owned subsidiary of the Company. Pursuant to ASC 805 “Business Combinations”, the Company shall apply push–down accounting and adjust to fair value all of the assets and liabilities directly on the financial statements of the wholly-owned subsidiary, CyberFone Systems.

The Unaudited Pro Forma Combined Financial Information has been prepared using the purchase method of accounting for the CyberFone Systems acquisition. We have derived our historical financial data for the three months ended March 31, 2013 from our unaudited financial statements and our historical financial data for the year ended December 31, 2012.   The unaudited pro forma combined balance sheet is prepared as though the transactions occurred at the close of business on March 31, 2013. The pro forma combined statement of operations gives effect to the transactions as though they occurred on January 1, 2012.

The information presented in the unaudited pro forma combined financial information does not purport to represent what our financial position would have been had the transaction occurred as of the dates indicated, nor is it indicative of our future financial position for any period. You should not rely on this information as being indicative of the historical results that would have been achieved had the companies always been consolidated or the future results that the consolidated company will experience after the transaction.

The pro forma adjustments are based upon available information and certain assumptions that we believe are reasonable under the circumstances. The unaudited pro forma combined financial information should be read in conjunction with the historical financial statements and related notes of the Company.

Unaudited pro forma adjustments reflect the following transaction:

1)

Goodwill	2,114,735
Accounts payable and accrued expenses - CyberFone Systems	319,774
Retained earnings – CyberFone Systems	4,105,698
Cash		500,000
Note payable		500,000
Common stock, at par		600
Additional paid-in capital		2,279,400
Cash – CyberFone Systems		2,390,207
Accounts receivable – current portion- CyberFone Systems		690,000
Accounts receivable – long term portion- CyberFone Systems		180,000

This adjustment reflects the effect of applying purchase accounting to the acquisition of CyberFone Systems. In connection with the merger, the Company (i) issued 6,000,000 shares of common stock to the CyberFone Sellers, (ii) paid the CyberFone Sellers $500,000 cash and (iii) issued a $500,000 promissory note to TechDev. The Company valued these common shares at the fair market value on the date of grant at $0.38 per share or $2,280,000. In addition, the adjustment reflects the elimination of CyberFone System’s certain assets and liabilities as of March 31, 2013 not assumed by the Company on the date of acquisition on April 22, 2013.